UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    November 19, 2004

                              IMMUNICON CORPORATION
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               (Exact name of registrant specified in its charter)

           Delaware                     000-50677                23-2269490
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(State or other jurisdiction of     (Commission File         (I.R.S. Employer
        incorporation)                   Number)             Identification No.)

3401 Masons Mill Rd., Suite 100, Huntingdon Valley,
                  Pennsylvania                                      19006
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     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone, including area code:     (215) 830-0777

                                 Not applicable.
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events

      On November 19, 2004, Immunicon Corporation ("Immunicon") issued a press release announcing that three officers adopted Rule 10b5-1 trading plans to sell a portion of their company stock over time as part of their respective individual long-term strategies for asset diversification and tax planning. The stock trading plans are being set up in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934 and Immunicon's policies regarding stock transactions.

      A copy of Immunicon's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Exhibits

      (c) Exhibits.

                  99.1 - Press release dated November 19, 2004.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IMMUNICON CORPORATION

Date: November 19, 2004                    By:    /s/ JAMES G. MURPHY
                                           Name:  James G. Murphy
                                           -------------------------------------
                                           Title: Senior Vice President, Finance
                                                  and Administration and Chief
                                                  Financial Officer

EXHIBIT INDEX

Exhibit Number    Document
--------------    --------

99.1              Press release dated November 19, 2004.